FORWARD LOOKING AND CAUTIONARY STATEMENTS

Certain statements in this presentation constitute “forward looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward looking statements are based on current expectations and involve certain risks and uncertainties. Actual results might differ from those projected in the forward looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward looking statements is contained in the Securities and Exchange Commission filings of the Company and at the end of this presentation.

 OFFERING  SUMMARY

Issuer:	Corning Incorporated

Symbol/Exchange:	GLW/NYSE

Use of Proceeds:	General corporate purposes (including debt repayment)

Security:	Mandatory convertible preferred stock

Amount:	[$500MM] Plus 15% Greenshoe

Dividend Yield:	[7.00 to 7.50%]

Conversion Premium:	18 to 22%

Structure:	Mandatory Conversion [8/16/05] Dividends collateralizedby U.S. Treasuries

INVESTMENT  HIGHLIGHTS

150 years of technological strength in materials science and manufacturing process design

Diverse portfolio with leading global market positions across industries in optical communications, advanced materials and information display product lines

Continued commitment to technological innovation

Commitment to drive to profitability in 2003

Strong liquidity position

Upside valuation opportunity

AGENDA

Diversified Product Portfolio
Quarter Two Financial Results
Business Outlook
Leadership Priorities
Summary

DIVERSIFIED PRODUCT PORTFOLIO

Telecommunications	Advanced Materials	Information Display

DIVERSIFIED PRODUCT PORTFOLIO

CORNING WORLDWIDE REVENUES

In Millions

QUARTER TWO FINANCIAL RESULTS

1                      Excludes restructuring and impairment charges totaling $(0.36) per share and a gain resulting from debt repurchases of $0.04 per share.

BUSINESS OUTLOOK — QUARTER THREE 2002

Total Company
Revenue $825-$875 million
EPS[1] $(0.07) - $(0.10)
Optical fiber business
—	Sequential volume flat to down 15%
—	Price pressure continues
Information Display and Advanced Materials
—	Continued solid performance
—	LCD glass running at capacity
Positive impact from cost reduction programs expected to be largely offset by weakening fiber and cable business

[1]	Excludes previously announced restructuring and impairment charges in the range of $125-150 million.

LEADERSHIP PRIORITIES

Protect the financial health of the company

Restore profitability in 2003

Invest in the future

PROTECT THE FINANCIAL HEALTH OF THE COMPANY

GOVERNANCE

Board composition

Compliance with emerging NYSE/SEC guidelines

Accounting practices

PROTECT THE FINANCIAL HEALTH OF THE COMPANY

STRATEGIES

Maintain significant cash balances

Positive free cash flow in 2003

Strengthen balance sheet

—	Mandatory convertible preferred stock

Sale of non-core businesses for cash

Maintain complete access to revolving credit

—	$2 Billion committed line

—	Expiration August 2005

—	Covenant 60% total debt/total capital

PROTECT THE FINANCIAL HEALTH OF THE COMPANY

BALANCE SHEET

In Millions	2002
	3/31/02	6/30/02	Pro Forma*
Cash & S.T. Investments	$1,825	$1,323	$1,695
Restricted Cash	0	0	105
Short-term Debt	$385	$57	$94
Long-term Debt	4,418	4,285	4,353
Total Debt	$4,803	$4,342	$4,447

Minority Interest	$113	$107	$107
Preferred Stock	7	7	0
Shareholders’ Equity	5,315	5,075	5,454
Total Equity	$5,435	$5,189	$5,561

Total Capitalization	$10,238	$9,531	$10,008
Total Debt/Total Capital	47%	46%	44%

Covenant Requirement	60%	60%	60%
Debt Capacity	$3,100	$3,200	$3,700

* Includes the impact of the mandatory convertible securities offering.

PROTECT FINANCIAL HEALTH OF THE COMPANY

LIQUIDITY AND KEY CASH STATISTICS

In Millions

Liquidity Profile Today		2003 Key Cash Statistics

Cash & S.T. Investments	$1,300	Net Tax Refunds	$85
Credit Line	2,000	Equity Co. Dividends	80
Net Offering Proceeds	400	Capital Spending	(400-500)
	$3,700	Cash Interest Expense	(140)
		Cash Restructuring	(160)
		Debt Repayments	(160)
			$(695)-(795)

Ample liquidity for known cash demands
2002 YTD EBITDA at $120mm

RESTORE PROFITABILITY IN 2003

STRATEGIES

Continued strong sales and profit growth in Advanced Materials and Information Display segments
—	Led by LCD, Environmental Technologies and Semiconductor Materials
Fiber and cable return to profitability
—	Reduced fixed cost
—	Elimination of capacity
—	Reduced spending
Substantially reduce loss in Photonics
—	Reduced fixed cost
—	Elimination of capacity
—	Narrow product line scope
Reduced corporate spending

RESTORE PROFITABILITY IN 2003

RESTRUCTURING COST SAVINGS

RESTORE PROFITABILITY IN 2003

In Millions

	2002
	First Half	Annualized
Net Sales	$1,794	$3,588
EBIT	(244)	(488)
Operating NPBT	$(321)	$(642)
Taxes	80	160
Operating NPAT	$(241)	$(482)
Minority Interest	12	24
Equity Earnings	69	138
NPAT	$(160)	$(320)

From current run rate -need $300mm NPAT to breakeven.

Excludes restructuring and impairment charges totaling $494mm ($342mm after-tax) and a gain resulting from debt repurchases of $68mm ($42mm after-tax).

RESTORE PROFITABILITY IN 2003

Restructuring plan in motion

Excludes restructuring and impairment charges totaling $494mm ($342mm after-tax) and a gain resulting from debt repurchases of $68mm ($42mm after-tax).

RESTORE PROFITABILITY IN 2003

RESTRUCTURING ACTIONS

Additional restructuring options available
Actions under review now
—	Fiber capacity consolidation
—	Further headcount reduction
—	Science & technology and corporate staffs
—	Shared services and outsourcing

DIVERSIFIED PRODUCT PORTFOLIO

Telecommunications	Advanced Materials	Information Display

RESTORE PROFITABILITY IN 2003

MARKET ENVIRONMENT BAD TO WORSE

Carriers under continuing financial pressure
—	Deteriorating balance sheets
—	Accounting issues
—	Public policy uncertainty
—	Lack of clear broadband and public Internet profit model
Bankruptcies continue to expand
Crisis of confidence across the industry
Pricing environment challenging

Affecting customers with solid business models.

RESTORE PROFITABILITY IN 2003

BANDWIDTH DEMAND HAS CONTINUED TO GROW

The number of Internet connections is growing
—	US business and residential Internet user growth 5% yr/yr
Broadband use is growing

Internet users (millions)	June 2001	June 2002	Growth
Broadband audience	26	44	70%
Narrowband audience	113	103	-9%

Active connection time is growing
—	Broadband users spend ~70% more time on the Internet, download ~110% more pages than narrowband users.

All three factors driving bandwith demand are growing.

Source: June 2002 Nielsen Net Ratings

NETWORK DESCRIPTION

DEMAND FOR FIBER WILL RETURN FIRST IN METRO EDGE AND ACCESS

NETWORK DESCRIPTION

DEMAND FOR FIBER WILL RETURN FIRST IN METRO EDGE AND ACCESS

RESTORE PROFITABILITY IN 2003

CORNING OPTICAL FIBER IS THE WORLDWIDE MARKET LEADER

Strong customer base in global Metro and Access market segments

RESTORE PROFITABILITY IN 2003

CORNING’S TELECOMMUNICATIONS POSITION

A well recognized worldwide market leader
—	Winning share of jobs bid today
Lowest cost/highest quality producer
—	Cash costs 50 of best competitors	%
Robust and innovative product portfolio
Significant assets in technology and manufacturing expertise
Only remaining U.S. owned manufacturer of optical fiber
Restructuring and capacity elimination can restore profitability to fiber and cable business

CORNING TECHNOLOGIES 2001 REVENUES — $1.8 B ILLION

BALANCE ACROSS INDUSTRIES

Segments are profitable and growing today.

RESTORE PROFITABILITY IN 2003

PROFITABLE TODAY AND GROWING

LCD Glass
—	Growth in demand for laptop computers
—	Desktop monitor penetration rate continues at strong pace
—	Larger and lighter screens drive demand for new innovative glass
Environmental Technologies
—	Accelerating pace of global clean air initiatives	%
—	Shift to higher value, higher priced products
—	Diesel engines next big opportunity
Semiconductor Materials
—	Driven by microlithography equipment sales	%
—	Next generation semiconductor lithography materials and optics
—	At bottom of semiconductor cycle now — recovery coming

RESTORE PROFITABILITY IN 2003

CORNING TECHNOLOGIES

Blue chip customer base across all businesses.

INVEST IN THE FUTURE

TODAY, TOMORROW AND BEYOND

Pace and Execute
—	Fiber
—	LCD
—	Optical connectivity and broadband access
—	Diesel substrates for emission control
—	Calcium fluoride semiconductor materials
Platform Creation
—	Chemical processing	%
—	Drug discovery and development
—	Next generation information display

INVESTMENT HIGHLIGHTS

150 years of technological strength in materials science and manufacturing process design

Diverse portfolio with leading global market positions across industries in optical communications, advanced materials and information display product lines

Continued commitment to technological innovation

Commitment to drive to profitability in 2003

Strong liquidity position

Upside valuation opportunity

FORWARD LOOKING AND CAUTIONARY STATEMENTS

This presentation contains forward looking statements that involve a variety of business risks and other uncertainties that could cause actual results to differ materially. These risks and uncertainties include the possibility of changes or fluctuations in global economic conditions; currency exchange rates; product demand and industry capacity; competitive products and pricing; availability and costs of critical components and materials; new product development and commercialization; order activity and demand from major customers; capital spending by larger customers in the telecommunications industry and other business segments; the mix of sales between premium and non- premium products; possible disruption in commercial activities due to terrorist activity and armed conflict; ability to obtain financing and capital on commercially reasonable terms; acquisition and divestiture activities; the level of excess or obsolete inventory; the ability to enforce patents; product and components performance issues; and litigation. These and other risk factors are identified in Corning’s filings with the Securities and Exchange Commission. Forward looking statements speak only as of the day that they are made, and Corning undertakes no obligation to update them in light of new information or future events.